Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Banyan Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 12, 2022	/s/ Keith Jaffee
Keith Jaffee
Chief Executive Officer
(Principal Executive Officer)

/s/ George Courtot
George Courtot
Chief Financial Officer
(Principal Financial Officer)